UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23339

Name of Fund: BlackRock Funds V

BlackRock Inflation Protected Bond Portfolio

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds V, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2019

Date of reporting period: 12/31/2019

Item 1 – Report to Stockholders

DECEMBER 31, 2019

2019 Annual Report

BlackRock Funds V

•	BlackRock Inflation Protected Bond Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured - May Lose Value - No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2019
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging Markets Index)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2019	BlackRock Inflation Protected Bond Portfolio

Investment Objective

BlackRock Inflation Protected Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund underperformed the benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index.

What factors influenced performance?

The main detractor from performance was the Fund’s positioning with respect to U.S. interest rates. While the investment adviser tactically traded rates throughout the year, the Fund was broadly biased to be underweight in U.S. duration (and corresponding interest rate sensitivity) as Treasury yields declined through most of the second and third quarters of 2019. Disappointing manufacturing data in Europe, deteriorating growth conditions abroad and the inversion of the U.S. nominal yield curve in March led rates to decline, adversely affecting the Fund’s performance. The Fund also entered into a tactical long European inflation position in the second quarter of 2019, which detracted from performance as a “risk-off” tone emerged driven by global trade tensions and lower oil prices in May, leading inflation expectations lower globally. Short volatility positioning also detracted from the Fund’s performance, notably in the second quarter.

Positive relative performance was driven by the Fund’s overweight to U.S. inflation, which benefited from the positive news surrounding trade in the fourth quarter of 2019. Allocations to emerging market sovereign debt and agency mortgage-backed securities (“MBS”) also added to performance. In the wake of a difficult end to 2018, financial markets rebounded on a dramatic shift in policy from the Fed, which signaled a pause from further rate hikes to observe the lagged effects of prior tightening on growth, inflation and interest-rate sensitive sectors of the economy. This shift supported a “risk-on” tone in the market that was supportive of overall positioning and the Fund’s allocation to emerging markets. Tactical overweight’s in Italian real rates and French nominal rates also contributed to outperformance.

Describe recent portfolio activity.

Given the rally in risk assets experienced in the first quarter of 2019, the Fund took profits on its emerging market debt exposure ahead of Turkey’s local elections in March. The Fund also took profits on and closed out its agency MBS position, given the outperformance of the asset class relative to Treasuries early in the year and a deteriorating technical backdrop. The investment adviser subsequently moved back into agency MBS as a spike in prepayment speeds in the third quarter of 2019 led to underperformance in the sector.

Describe portfolio positioning at period end.

At period end, the Fund was overweight the front end of the Treasury inflation protected securities curve in order to benefit from any uptick in short-term inflation expectations against the backdrop of dovish central banks and some optimism around the geopolitical backdrop. In U.S. rates, the Fund was overweight the front end of the nominal Treasury curve on the view that short rates should be well anchored with the Fed on hold while the middle of the curve could move higher if growth data continues to pick up globally alongside positive developments in terms of trade.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Inflation Protected Bond Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and U.S. and non-U.S. corporations. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Inflation Protected Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	An unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury.

Performance Summary for the Period Ended December 31, 2019

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.52%	2.39%	2.28%	8.26%	N/A	2.22%	N/A	2.95%	N/A
Service	2.27	2.14	2.14	7.97	N/A	1.98	N/A	2.67	N/A
Investor A	2.18	1.87	2.06	7.94	3.62%	1.94	1.11%	2.64	2.22%
Investor C	1.52	1.34	1.76	7.17	6.17	1.22	1.22	1.92	1.92
Class K	2.57	2.53	2.22	8.28	N/A	2.32	N/A	3.05	N/A
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index	—	—	2.15	8.43	N/A	2.62	N/A	3.36	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund, a series of BlackRock Funds II, through the Reorganization. The Predecessor Fund is the performance and accounting survivor of the Reorganization.

N/A – Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of December 31, 2019 (continued)	BlackRock Inflation Protected Bond Portfolio

Expense Example

	Actual				Hypothetical (a)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Ending Account Value (12/31/19)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$1,022.80	$3.82	$1.78	$1,000.00	$1,021.42	$3.82	$1,023.44	$1.79
Service	1,000.00	1,021.40	5.25	3.21	1,000.00	1,020.01	5.24	1,022.03	3.21
Investor A	1,000.00	1,020.60	4.99	2.95	1,000.00	1,020.27	4.99	1,022.28	2.96
Investor C	1,000.00	1,017.60	9.05	7.02	1,000.00	1,016.23	9.05	1,018.25	7.02
Class K	1,000.00	1,022.20	3.52	1.48	1,000.00	1,021.73	3.52	1,023.74	1.48

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.75% for Institutional, 1.03% for Service, 0.98% for Investor A , 1.78% for Investor C and 0.69% for Class K), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.35% for Institutional, 0.63% for Service, 0.58% for Investor A , 1.38% for Investor C and 0.29% for Class K), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION
Asset Type	Percent of Total Investments (a)
U.S. Treasury Obligations	93%
U.S. Government Sponsored Agency Securities	7
Corporate Bonds	—	(b)

(a)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION
Credit Rating (a)	Percent of Total Investments (b)
AAA/Aaa (c)	100%
BBB/Baa	—	(d)
BB/Ba	—	(d)

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/ Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional Shares and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

ABOUT FUND PERFORMANCE	7

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical example that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments December 31, 2019	BlackRock Inflation Protected Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Corporate Bonds — 0.2%

United States — 0.2%
Cheniere Energy Partners LP, 4.50%, 10/01/29(a)	USD	375	$385,350
Endeavor Energy Resources LP, 5.50%, 01/30/26(a)		2,000	2,065,000
MPLX LP, (LIBOR USD 3 Month + 0.90%), 2.79%, 09/09/21(b)		322	322,986
Parsley Energy LLC, 5.38%, 01/15/25(a)		2,000	2,060,000

			4,833,336

Total Corporate Bonds — 0.2% (Cost: $4,808,971)			4,833,336

U.S. Government Sponsored Agency Securities — 9.7%

Commercial Mortgage-Backed Securities — 2.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Variable Rate Notes, Series KL4F, Class A2AS, 3.68%, 10/25/25(c)		2,982	3,159,655
Federal Home Loan Mortgage Corp. Variable Rate Notes(a):
Series 2015-K50, Class B, 3.78%, 10/25/48(c)		2,135	2,209,591
Series 2016-K60, Class B, 3.54%, 12/25/49(c)		2,000	2,017,167
Series 2017-K61, Class B, 3.68%, 12/25/49(c)		3,000	3,091,322
Series 2017-K62, Class B, 3.87%, 01/25/50(c)		2,500	2,595,065
Series 2017-K65, Class B, 4.07%, 07/25/50(c)		2,000	2,104,366
Series 2017-K66, Class B, 4.04%, 07/25/27(c)		1,729	1,818,824
Series 2017-K68, Class B, 3.84%, 10/25/49(c)		2,490	2,595,248
Series 2018-K73, Class B, 3.85%, 02/25/51(c)		1,350	1,404,678
Series 2018-K82, Class B, 4.13%, 09/25/28(c)		2,043	2,165,387
Series 2018-K83, Class B, (LIBOR USD 1 Month + 0.00%), 4.28%, 10/25/28(b)		2,000	2,110,159
Series 2018-K86, Class B, 4.29%, 11/25/51(c)		3,000	3,188,966
Series 2019-K100, Class B, 3.49%, 11/25/52(c)		3,000	2,991,300
Series 2019-K102, Class B, 3.65%, 12/25/51(c)		2,000	1,963,021
Series 2019-K103, Class B, 3.57%, 12/25/51(c)		717	707,767
Series 2019-K91, Class B, 4.25%, 04/25/51(c)		2,000	2,128,954
Series 2019-K94, Class B, 3.97%, 07/25/52(c)		2,000	2,083,461
Series 2019-K97, Class B, 3.76%, 07/25/29(c)		2,000	2,047,795
Series 2019-K99, Class B, 3.77%, 09/25/29(c)		2,178	2,190,212

			42,572,938

Mortgage-Backed Securities — 7.7%
Uniform Mortgage-Backed Securities(d):
3.00%, 01/25/50		46,015	46,669,276

Security	Par (000)		Value

Mortgage-Backed Securities (continued)
3.50%, 01/25/50 - 02/25/50	USD	53,920	$55,458,872
4.00%, 01/25/50 - 12/25/50		57,680	59,998,942

			162,127,090

Total U.S. Government Sponsored Agency Securities — 9.7% (Cost: $204,245,793)			204,700,028

U.S. Treasury Obligations — 121.3%
U.S. Treasury Inflation Linked Bonds:
2.38%, 01/15/25		46,409	51,722,127
2.00%, 01/15/26		33,106	36,798,955
2.38%, 01/15/27		27,182	31,375,101
1.75%, 01/15/28		28,075	31,538,832
3.63%, 04/15/28		39,580	50,630,616
2.50%, 01/15/29		52,150	62,848,982
3.88%, 04/15/29		14,829	19,786,326
3.38%, 04/15/32		10,956	15,042,043
2.13%, 02/15/40 - 02/15/41		33,513	43,992,055
0.75%, 02/15/42 - 02/15/45		74,181	76,977,893
0.63%, 02/15/43		24,456	24,731,760
1.38%, 02/15/44		36,968	43,593,629
1.00%, 02/15/46 - 02/15/48		57,104	62,992,403
0.88%, 02/15/47		29,699	31,823,809
1.00%, 02/15/49		25,161	27,957,828
U.S. Treasury Inflation Linked Notes:
1.13%, 01/15/21		61,723	62,294,177
0.13%, 04/15/21 - 07/15/26		509,901	510,519,157
0.63%, 07/15/21 - 01/15/26		204,841	209,143,837
0.63%, 04/15/23(e)		115,030	116,809,732
0.38%, 07/15/23 - 07/15/27		268,891	273,543,015
0.50%, 04/15/24(e)		397,475	403,900,808
0.13%, 10/15/24(e)		27,968	28,128,744
0.25%, 01/15/25 - 07/15/29		199,747	201,559,954
0.50%, 01/15/28		29,312	30,068,948
0.75%, 07/15/28		58,854	61,915,338
0.88%, 01/15/29		58,507	62,128,463

Total U.S. Treasury Obligations — 121.3% (Cost: $2,483,944,913)			2,571,824,532

Total Long-Term Investments — 131.2% (Cost: $2,692,999,677)			2,781,357,896

	Shares

Short-Term Securities — 0.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%(f)*		3,223,483	3,223,483

Total Short-Term Securities — 0.2% (Cost: $3,223,483)			3,223,483

Total Options Purchased — 0.0% (Cost: $703,531)			314,156

Total Investments Before Options Written and TBA Sale Commitments — 131.4% (Cost: 2,696,926,691)			2,784,895,535

Total Options Written — (0.0)% (Premiums Received — $1,218,682)			(69,851)

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Inflation Protected Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

TBA Sale Commitments — (0.6)%
Uniform Mortgage-Backed Securities:(d)
3.50%, 01/25/50	USD	8,980	$(9,237,825)
4.00%, 01/25/50		3,180	(3,307,448)

Total TBA Sale Commitments — (0.6)% (Proceeds: $12,541,589)			(12,545,273)

Total Investments Net of Options Written and TBA Sale Commitments — 130.8% (Cost: $2,683,166,420)			2,772,280,411

Liabilities in Excess of Other Assets — (30.8)%			(653,086,819)

Net Assets — 100.0%			$2,119,193,592

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)	Variable rate security. Rate shown is the rate in effect as of period end.
(d)	Represents or includes a TBA transaction.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(f)	Annualized 7-day yield as of period end.
*

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,096,013	127,470	3,223,483	$3,223,483	$137,452	$6	$—

(a)	Includes net capital gain distributions, if applicable.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Nomura Securities International, Inc	1.80%	09/19/19	Open (a)	$103,000,000	$103,545,185	U.S. Treasury Obligations	Open/Demand (a)
J.P. Morgan Securities LLC	1.52	12/03/19	Open (a)	27,952,708	27,989,411	U.S. Treasury Obligations	Open/Demand (a)
J.P. Morgan Securities LLC	1.75	12/30/19	01/02/20	300,397,750	300,412,353	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	1.85	12/31/19	01/02/20	112,617,500	112,623,287	U.S. Treasury Obligations	Overnight

				$543,967,958	$544,570,236

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Inflation Protected Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-Bobl	24	03/06/20	$3,597	$(11,951)
Euro-Schatz	127	03/06/20	15,942	(12,008)
S&P 500 E-Mini Index	11	03/20/20	1,777	7,325
30 Day Federal Funds	19	03/31/20	7,794	(2,172)
U.S. Treasury 2 Year Note	1,912	03/31/20	412,036	104,332
30 Day Federal Funds	19	06/30/20	7,797	(5,660)
3 Month Canadian Bankers Acceptance	110	12/14/20	20,761	(30,359)
90-day Eurodollar	17	12/14/20	4,785	(10,367)
3 Month Canadian Bankers Acceptance	154	06/14/21	29,060	10,562
3 Month Canadian Bankers Acceptance	57	09/13/21	10,755	3,155

				52,857

Short Contracts
Euro-Bund	7	03/06/20	1,339	2,634
Canada 10 Year Bond	25	03/20/20	2,647	53,905
U.S. Treasury 10 Year Note	1,184	03/20/20	152,052	29,461
U.S. Treasury 10 Year Ultra Note	587	03/20/20	82,593	155,249
U.S. Treasury Long Bond	77	03/20/20	12,005	243,294
U.S. Treasury Ultra Bond	6	03/20/20	1,090	13,304
Long Gilt	6	03/27/20	1,044	3,148
U.S. Treasury 5 Year Note	3,735	03/31/20	443,006	1,323,030
3 Month Canadian Bankers Acceptance	97	06/15/20	18,305	(1,133)

				1,822,892

				$1,875,749

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	25,589,058	JPY	2,563,000,000	Morgan Stanley & Co. International plc	03/16/20	$1,902,181
AUD	8,317,482	USD	5,811,965	Bank of America NA	03/18/20	35,702
AUD	12,867,458	USD	8,988,035	Goldman Sachs International	03/18/20	58,527
CAD	16,862,073	USD	12,891,986	Bank of America NA	03/18/20	96,774
CAD	2,495,491	USD	1,908,014	Royal Bank of Canada	03/18/20	14,249
EUR	13,200,649	USD	14,800,000	BNP Paribas SA	03/18/20	77,131
GBP	1,600,000	USD	2,105,976	Bank of America NA	03/18/20	17,780
GBP	11,275,005	USD	14,800,000	Toronto Dominion Bank	03/18/20	165,849
USD	3,700,000	AUD	5,256,757	Bank of America NA	03/18/20	4,198
USD	14,800,000	AUD	21,041,458	Morgan Stanley & Co. International plc	03/18/20	6,646
USD	3,700,000	CAD	4,799,881	Bank of America NA	03/18/20	2,679
USD	14,800,000	EUR	13,112,455	Morgan Stanley & Co. International plc	03/18/20	22,264
USD	3,700,000	EUR	3,282,221	State Street Bank and Trust Co.	03/18/20	937

						2,404,917

JPY	2,563,000,000	USD	23,822,138	Goldman Sachs International	03/16/20	(135,261)
GBP	8,000,000	USD	10,720,608	Natwest Markets plc	03/18/20	(101,828)
USD	14,800,000	AUD	21,115,106	Deutsche Bank AG	03/18/20	(45,133)
USD	29,600,000	CAD	38,570,117	BNP Paribas SA	03/18/20	(110,344)
USD	14,800,000	EUR	13,155,672	Morgan Stanley & Co. International plc	03/18/20	(26,443)
USD	3,700,000	GBP	2,790,244	Bank of America NA	03/18/20	(3,623)
USD	14,800,000	GBP	11,258,691	Citibank NA	03/18/20	(144,195)
USD	27,500,003	GBP	20,787,712	Morgan Stanley & Co. International plc	03/18/20	(92,513)

						(659,340)

Net Unrealized Appreciation						$1,745,577

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Inflation Protected Bond Portfolio

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
U.S. Treasury 10 Year Note	2,234	01/10/20	USD	127.75	USD	223,400	$314,156

Inflation Rate Caps

Reference Entity	Fund Pays	Fund Receives	Counterparty	Expiration Date	Notional Amount (000)	Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	Maximum of HICPx for January 2022 divided by HIPCx for January 2012 minus 2.50% or $0	Upfront premium and payment at expiration	Deutsche Bank AG	04/26/22	EUR 14,495	$(38)	$(1,014,650)	$1,014,612

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
U.S. Treasury 10 Year Note	2,234	01/10/20	USD	126.75	USD	223,400	$(69,813)

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
3.57%	At Termination	UK Retail Price Index All Items Monthly	At Termination	11/15/23	GBP	4,835	$(194,889)	$—	$(194,889)
3.45%	At Termination	UK Retail Price Index All Items Monthly	At Termination	03/15/24	GBP	6,000	(118,721)	—	(118,721)
1.70%	At Termination	1 month USCPI	At Termination	08/15/24	USD	20,600	163,366	—	163,366
3.81%	At Termination	UK Retail Price Index All Items Monthly	At Termination	08/15/24	GBP	10,000	(458,195)	—	(458,195)
3.46%	At Termination	UK Retail Price Index All Items Monthly	At Termination	11/15/27	GBP	23,810	(642,194)	—	(642,194)
UK Retail Price Index All Items Monthly	At Termination	3.61%	At Termination	11/15/28	GBP	4,835	241,579	—	241,579
UK Retail Price Index All Items Monthly	At Termination	3.53%	At Termination	03/15/29	GBP	6,000	147,030	—	147,030
UK Retail Price Index All Items Monthly	At Termination	3.76%	At Termination	08/15/29	GBP	10,000	644,125	—	644,125
UK Retail Price Index All Items Monthly	At Termination	3.55%	At Termination	11/15/32	GBP	23,810	1,525,043	—	1,525,043
UK Retail Price Index All Items Monthly	At Termination	3.60%	At Termination	11/15/42	GBP	14,345	2,987,541	—	2,987,541
3.55%	At Termination	UK Retail Price Index All Items Monthly	At Termination	11/15/47	GBP	14,345	(4,363,444)	—	(4,363,444)
UK Retail Price Index All Items Monthly	At Termination	3.51%	At Termination	02/15/48	GBP	80	22,437	1,569	20,868

							$(46,322)	$1,569	$(47,891)

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Inflation Protected Bond Portfolio

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1.58%	At Termination	1 day REPO_CORRA	At Termination	03/04/20	(a)	04/15/20	CAD	61,100	$8,054	$—	$8,054
1.60%	At Termination	1 day REPO_CORRA	At Termination	03/04/20	(a)	04/15/20	CAD	61,110	6,978	—	6,978
1.62%	At Termination	1 day REPO_CORRA	At Termination	03/04/20	(a)	04/15/20	CAD	240,000	23,173	—	23,173
1 day REPO_CORRA	At Termination	1.55%	At Termination	04/15/20	(a)	06/03/20	CAD	52,730	(9,652)	—	(9,652)
1 day REPO_CORRA	At Termination	1.57%	At Termination	04/15/20	(a)	06/03/20	CAD	52,740	(8,706)	—	(8,706)
1 day REPO_CORRA	At Termination	1.59%	At Termination	04/15/20	(a)	06/03/20	CAD	205,700	(29,207)	—	(29,207)
1 day REPO_CORRA	At Termination	1.69%	At Termination	07/15/20	(a)	09/09/20	CAD	188,455	(2,177)	—	(2,177)
3 month BA	Semi-Annual	1.85%	Semi-Annual	N/A		09/11/21	CAD	6,825	(13,860)	—	(13,860)
3 month BA	Semi-Annual	1.93%	Semi-Annual	N/A		10/18/21	CAD	6,705	(6,099)	304	(6,403)
3 month BA	Semi-Annual	1.94%	Semi-Annual	N/A		10/21/21	CAD	6,700	(5,073)	(403)	(4,670)
2.58%	Semi-Annual	3 month BA	Semi-Annual	N/A		12/03/21	CAD	7,213	(65,401)	—	(65,401)
1.48%	Semi-Annual	3 month LIBOR	Quarterly	12/03/20	(a)	12/03/21	USD	5,345	6,407	—	6,407
6 month CIBOR	Semi-Annual	0.12%	Annual	N/A		12/06/21	DKK	42,532	38,907	711	38,196
3 month STIBOR	Quarterly	0.17%	Annual	N/A		12/06/21	SEK	59,159	(6,282)	548	(6,830)
1.40%	Semi-Annual	3 month LIBOR	Quarterly	12/07/20	(a)	12/07/21	USD	5,340	10,868	—	10,868
3.01%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/07/21	USD	5,464	(140,557)	(952)	(139,605)
1.59%	Semi-Annual	3 month LIBOR	Quarterly	12/14/20	(a)	12/14/21	USD	10,815	1,528	(81)	1,609
1.50%	Semi-Annual	3 month LIBOR	Quarterly	04/30/20	(a)	12/15/21	USD	162,554	352,324	(174)	352,498
1.63%	Semi-Annual	3 month LIBOR	Quarterly	04/03/20	(a)	12/15/21	USD	80,917	20,180	(970)	21,150
3 month BA	Semi-Annual	2.01%	Semi-Annual	N/A		12/17/21	CAD	81,000	29,236	—	29,236
3 month BA	Semi-Annual	1.58%	Semi-Annual	08/23/21	(a)	08/23/22	CAD	28,500	(97,243)	—	(97,243)
1.92%	Annual	6 month NIBOR	Semi-Annual	N/A		11/01/22	NOK	31,000	6,925	—	6,925
6 month CHF LIBOR	Semi-Annual	(0.64)%	Annual	N/A		11/05/22	CHF	5,900	(11,722)	—	(11,722)
3 month LIBOR	Quarterly	1.64%	Semi-Annual	12/14/21	(a)	12/14/22	USD	10,950	(3,692)	(38)	(3,654)
3 month LIBOR	Quarterly	1.57%	Semi-Annual	11/28/22	(a)	11/28/23	USD	5,510	(10,210)	—	(10,210)
2.62%	Semi-Annual	3 month BA	Semi-Annual	N/A		12/03/23	CAD	4,428	(77,367)	(368)	(76,999)
3 month LIBOR	Quarterly	1.47%	Semi-Annual	12/05/22	(a)	12/05/23	USD	5,510	(15,615)	—	(15,615)
6 month CIBOR	Semi-Annual	0.42%	Annual	N/A		12/06/23	DKK	25,693	76,762	1,718	75,044
3 month STIBOR	Quarterly	0.51%	Annual	N/A		12/06/23	SEK	35,879	29,689	955	28,734
3.00%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/07/23	USD	3,371	(168,665)	(1,346)	(167,319)
1.65%	Semi-Annual	3 month LIBOR	Quarterly	04/03/20	(a)	05/31/24	USD	20,060	42,748	436	42,312
1.52%	Semi-Annual	3 month LIBOR	Quarterly	04/03/20	(a)	05/31/24	USD	40,120	298,657	(4,910)	303,567
1.77%	Annual	6 month NIBOR	Semi-Annual	N/A		06/05/24	NOK	27,000	4,176	—	4,176
6 month CHF LIBOR	Semi-Annual	(0.73)%	Annual	N/A		10/08/24	CHF	3,300	(44,980)	—	(44,980)
6 month CIBOR	Semi-Annual	1.03%	Annual	N/A		12/06/28	DKK	13,249	144,070	3,370	140,700
3.08%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/07/28	USD	1,806	(182,676)	(906)	(181,770)
1.86%	Annual	6 month NIBOR	Semi-Annual	N/A		06/05/29	NOK	14,800	14,006	—	14,006
6 month CHF LIBOR	Semi-Annual	(0.59)%	Annual	N/A		09/05/29	CHF	1,850	(86,467)	—	(86,467)
0.83%	Semi-Annual	6 month GBP LIBOR	Semi-Annual	N/A		11/01/29	GBP	1,250	29,632	—	29,632
6 month EURIBOR	Semi-Annual	0.06%	Annual	N/A		11/06/29	EUR	1,650	(21,075)	—	(21,075)
2.91%	Semi-Annual	3 month BA	Semi-Annual	N/A		12/03/48	CAD	998	(108,393)	(243)	(108,150)
6 month EURIBOR	Semi-Annual	1.46%	Annual	N/A		12/04/48	EUR	700	182,419	15	182,404
1.73%	Semi-Annual	6 month GBP LIBOR	Semi-Annual	N/A		12/04/48	GBP	523	(110,662)	715	(111,377)
6 month CIBOR	Semi-Annual	1.53%	Annual	N/A		12/06/48	DKK	5,137	191,872	289	191,583
3 month STIBOR	Quarterly	1.68%	Annual	N/A		12/06/48	SEK	7,449	147,645	1,019	146,626

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Inflation Protected Bond Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date			Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency			Notional Amount (000)

3.19%	Semi-Annual	3 month LIBOR	Quarterly	N/A	12/07/48	USD	782	$(189,367)	$(687)	$(188,680)

								$251,108	$(998)	$252,106

(a)	Forward swap.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day REPO_CORRA	Canadian Overnight Repo Rate	1.78%
1 month USCPI	U.S. Consumer Price Index	2.05%
3 month BA	Canadian Bankers Acceptances	2.08%
3 month LIBOR	London Interbank Offered Rate	1.91%
3 month STIBOR	Stockholm Interbank Offered Rate	0.15%
6 month CHF LIBOR	London Interbank Offered Rate	(0.62%)
6 month CIBOR	Copenhagen Interbank Offered Rate	(0.22%)
6 month EURIBOR	Euro Interbank Offered Rate	(0.32%)
6 month GBP LIBOR	London Interbank Offered Rate	0.88%
6 month NIBOR	Nigerian Interbank Offered rate	1.96%

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$11,649	$(11,078)	$7,393,430	$(7,189,215)	$—
Options Written	N/A	N/A	1,148,831	—	(69,851)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$7,325	$—	$1,942,074	$—	$1,949,399
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,404,917	—	—	2,404,917
Options purchased
Investments at value — unaffiliated (b)	—	—	—	—	314,156	—	314,156
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	—	—	—	1,663,878	5,729,552	7,393,430

	$—	$—	$7,325	$2,404,917	$3,920,108	$5,729,552	$12,061,902

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Inflation Protected Bond Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	—	—	73,650	—	73,650
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	659,340	—	—	659,340
Options written
Options written at value	—	—	—	—	69,813	38	69,851
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	—	—	—	1,411,772	5,777,443	7,189,215

	$—	$—	$—	$659,340	$1,555,235	$5,777,481	$7,992,056

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended December 31, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$115,489	$—	$(78,146)	$—	$(11,246,975)	$—	$(11,209,632)
Forward foreign currency exchange contracts	—	—	—	(3,513,466)	—	—	(3,513,466)
Options purchased (a)	—	—	—	(2,747,719)	(5,083,362)	—	(7,831,081)
Options written	—	—	(1,931,595)	1,599,716	721,588	—	389,709
Swaps	—	—	—	(142,228)	(1,493,443)	(428,904)	(2,064,575)

	$115,489	$—	$(2,009,741)	$(4,803,697)	$(17,102,192)	$(428,904)	$(24,229,045)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	603,938	—	7,325	—	3,742,381	—	4,353,644
Forward foreign currency exchange contracts	—	—	—	4,800,390	—	—	4,800,390
Options purchased (b)	—	—	—	322,423	(407,084)	—	(84,661)
Options written	—	—	—	—	(60,801)	374	(60,427)
Swaps	—	—	—	—	(120,515)	128,359	7,844

	$603,938	$—	$7,325	$5,122,813	$3,153,981	$128,733	$9,016,790

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Inflation Protected Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$229,366,073
Average notional value of contracts — short	362,027,071
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	148,283,949
Average amounts sold — in USD	102,915,478
Options:
Average value of option contracts purchased	474,403
Average value of option contracts written	401,459
Average notional value of swaption contracts purchased	5,250,000
Average notional value of swaption contracts written	25,000,000
Interest rate swaps:
Average notional value — pays fixed rate	316,039,429
Average notional value — receives fixed rate	195,679,867
Inflation swaps:
Average notional value — pays fixed rate	89,958,011
Average notional value — receives fixed rate	90,060,540
Total return swaps:
Average notional value	9,647

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$507,610	$7,487
Forward foreign currency exchange contracts	2,404,917	659,340
Options (a)	314,156	69,851
Swaps — Centrally cleared	228,313	—

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$3,454,996	$736,678
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,050,079)	(77,300)

Total derivative assets and liabilities subject to an MNA	$2,404,917	$659,378

(a)

Includes options purchased at value which is included in Investments at value – unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)
Bank of America NA	$157,133	$(3,623)	$—	$—	$153,510
BNP Paribas SA	77,131	(77,131)	—	—	—
Goldman Sachs International	58,527	(58,527)	—	—	—
Morgan Stanley & Co. International plc	1,931,091	(118,956)	—	—	1,812,135
Royal Bank of Canada	14,249	—	—	—	14,249
State Street Bank and Trust Co.	937	—	—	—	937
Toronto Dominion Bank	165,849	—	—	—	165,849

	$2,404,917	$(258,237)	$—	$—	$2,146,680

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Inflation Protected Bond Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (c)(e)
Bank of America NA	$3,623	$(3,623)	$—	$—	$—
BNP Paribas SA	110,344	(77,131)	—	—	33,213
Citibank NA	144,195	—	—	—	144,195
Deutsche Bank AG	45,171	—	—	(45,171)	—
Goldman Sachs International	135,261	(58,527)	—	—	76,734
Morgan Stanley & Co. International plc	118,956	(118,956)	—	—	—
Natwest Markets plc	101,828	—	—	—	101,828

	$659,378	$(258,237)	$—	$(45,171)	$355,970

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments (a)	$—	$2,781,357,896	$—	$2,781,357,896
Short-Term Securities	3,223,483	—	—	3,223,483
Options Purchased:
Interest rate contracts	314,156	—	—	314,156
Liabilities:
Investments:
TBA Sale Commitments	—	(12,545,273)	—	(12,545,273)

	$3,537,639	$2,768,812,623	$—	$2,772,350,262

Derivative Financial Instruments (b)
Assets:
Equity contracts	$7,325	$—	$—	$7,325
Foreign currency exchange contracts	—	2,404,917	—	2,404,917
Interest rate contracts	1,942,074	1,663,878	—	3,605,952
Other contracts	—	5,729,552	—	5,729,552
Liabilities:
Foreign currency exchange contracts	—	(659,340)	—	(659,340)
Interest rate contracts	(143,463)	(1,411,772)	—	(1,555,235)
Other contracts	—	(5,777,481)	—	(5,777,481)

	$1,805,936	$1,949,754	$—	$3,755,690

(a)	See above Consolidated Schedule of Investments for values in each security type.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $544,570,236 are categorized as Level 2 within the disclosure hierarchy.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Statement of Assets and Liabilities

December 31, 2019

BlackRock Inflation Protected Bond Portfolio

ASSETS
Investments at value — unaffiliated (cost — $2,693,703,208)	$2,781,672,052
Investments at value — affiliated (cost — $3,223,483)	3,223,483
Cash	522,294
Cash pledged:
Collateral — OTC derivatives	7,020,000
Futures contracts	6,538,820
Centrally cleared swaps	2,667,000
Foreign currency at value (cost — $3,469,194)	3,487,299
Receivables:
Investments sold	36,388,815
Swaps	653
TBA sale commitments	12,541,589
Capital shares sold	9,438,830
Dividends — affiliated	13,224
Dividends — unaffiliated	121
Interest — unaffiliated	7,008,548
From the Manager	208,064
Variation margin on futures contracts	507,610
Variation margin on centrally cleared swaps	228,313
Unrealized appreciation on:
Forward foreign currency exchange contracts	2,404,917
Prepaid expenses	93,148
Total assets	2,873,964,780

LIABILITIES
Cash received as collateral for reverse repurchase agreements	280,000
Options written at value (premium received $1,218,682)	69,851
TBA sale commitments at value (proceeds $12,541,589)	12,545,273
Reverse repurchase agreements at value	544,570,236
Payables:
Investments purchased	187,301,128
Administration fees	70,331
Capital shares redeemed	7,781,903
Investment advisory fees	415,407
Trustees’ and Officer’s fees	2,959
Other affiliates	4,714
Service and distribution fees	142,357
Variation margin on futures contracts	7,487
Other accrued expenses	920,202
Unrealized depreciation on:
Forward foreign currency exchange contracts	659,340
Total liabilities	754,771,188
NET ASSETS	$2,119,193,592

NET ASSETS CONSIST OF
Paid-in capital	$2,092,734,896
Accumulated earnings	26,458,696

NET ASSETS	$2,119,193,592

NET ASSET VALUE
Institutional — Based on net assets of $1,343,773,471 and 124,190,748 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.82
Service — Based on net assets of $13,583,836 and 1,273,353 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.67
Investor A — Based on net assets of $359,448,540 and 34,061,161 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.55
Investor C — Based on net assets of $62,226,243 and 6,119,576 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.17
Class K — Based on net assets of $340,161,502 and 31,933,661 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.65

See notes to consolidated financial statements.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations

Year Ended December 31, 2019

BlackRock Inflation Protected Bond Portfolio

INVESTMENT INCOME
Dividends — affiliated	$137,452
Dividends — unaffiliated	4,430
Interest — unaffiliated (a)	57,722,250
Foreign taxes withheld	(19,741)

Total investment income	57,844,391

EXPENSES
Investment advisory	5,123,699
Transfer agent — class specific	3,402,664
Service and distribution — class specific	1,551,215
Administration	820,132
Administration — class specific	418,609
Accounting services	175,531
Registration	116,806
Custodian	85,668
Professional	80,607
Printing	78,044
Trustees and Officer	24,737
Miscellaneous	43,568

Total expenses excluding interest expense	11,921,280
Interest expense	6,496,062

Total expenses	18,417,342
Less:
Administration fees waived — class specific	(418,609)
Fees waived and/or reimbursed by the Manager	(476,792)
Transfer agent fees waived and/or reimbursed — class specific	(2,514,943)

Total expenses after fees waived and/or reimbursed	15,006,998

Net investment income	42,837,393

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	23,383,168
Capital gain distributions from investment companies — affiliated	6
Forward foreign currency exchange contracts	(3,513,466)
Foreign currency transactions	1,075,571
Futures contracts	(11,209,632)
Options written	389,709
Swaps	(2,064,575)

8,060,781

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	105,782,718
Forward foreign currency exchange contracts	4,800,390
Foreign currency translations	100,010
Futures contracts	4,353,644
Options written	(60,427)
Swaps	7,844

114,984,179

Net realized and unrealized gain	123,044,960

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$165,882,353

(a)	Includes net inflationary and deflationary adjustments. See Note 4 of the Notes to Consolidated Financial Statements.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	19

Consolidated Statements of Changes in Net Assets

	BlackRock Inflation Protected Bond Portfolio
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$42,837,393	$60,398,267
Net realized gain (loss)	8,060,781	(9,942,317)
Net change in unrealized appreciation (depreciation)	114,984,179	(96,203,579)

Net increase (decrease) in net assets resulting from operations	165,882,353	(45,747,629)

DISTRIBUTIONS TO SHAREHOLDERS (a)
From net investment income and net realized gain:
Institutional	(33,035,518)	(37,380,388)
Service	(424,951)	(595,738)
Investor A	(5,697,428)	(6,246,301)
Investor C	(1,533,106)	(2,176,312)
Class K	(7,377,395)	(9,094,818)
From return of capital:
Institutional	—	(4,121,235)
Service	—	(65,681)
Investor A	—	(688,662)
Investor C	—	(239,941)
Class K	—	(1,002,715)

Decrease in net assets resulting from distributions to shareholders	(48,068,398)	(61,611,791)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(117,178,710)	(294,508,769)

NET ASSETS
Total increase (decrease) in net assets	635,245	(401,868,189)
Beginning of year	2,118,558,347	2,520,426,536

End of year	$2,119,193,592	$2,118,558,347

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Cash Flows

Year Ended December 31, 2019

BlackRock Inflation Protected Bond Portfolio

CASH USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$165,882,353
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns	6,167,941,564
Purchases of long-term investments	(6,497,893,759)
Net proceeds from sales of short-term securities	157,281,299
Amortization of premium and accretion of discount on investments	(38,749,729)
Premiums received from options written	14,331,714
Premiums paid on closing options written	(14,106,896)
Net realized (gain) loss on investments and options written	(23,772,877)
Net unrealized (appreciation) depreciation on investments, options written, forward foreign currency exchange contracts, foreign currency translations and swaps	(110,562,387)

(Increase) Decrease in Assets:
Receivables:
Swaps	(653)
Dividends — affiliated	(3,156)
Dividends — unaffiliated	670
Interest — unaffiliated	308,385
From the Manager	616,921
Variation margin on futures contracts	(406,296)
Variation margin on centrally cleared swaps	(22,636)
Prepaid expenses	(46,083)

Increase (Decrease) in Liabilities:
Cash received:
Collateral — reverse repurchase agreements	280,000
Payables:
Administration fees	(621)
Investment advisory fees	9,639
Trustees’ and Officer’s fees	(8,020)
Other affiliates	1,087
Interest expense and fees	(165,131)
Service and distribution fees	(12,576)
Variation margin on futures contracts	(535,913)
Board realignment and consolidation	(612,164)
Custodian fees	(31,877)
Professional fees	(84,878)
Transfer agent fees	(658,812)
Other accrued expenses	729,589

Net cash used for operating activities	(180,291,243)

CASH PROVIDED BY FINANCING ACTIVITIES
Cash dividends paid to shareholders	(1,662,103)
Payments on redemption of capital shares	(897,820,235)
Proceeds from issuance of capital shares	723,896,429
Net borrowing of reverse repurchase agreements	354,648,480

Net cash provided by financing activities	179,062,571

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	60,304

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	(1,168,368)
Restricted and unrestricted cash and foreign currency at beginning of year	21,403,781

Restricted and unrestricted cash and foreign currency at end of year	$20,235,413

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$6,661,193

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of dividends and distributions paid to shareholders	$46,856,021

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	21

Consolidated Statement of Cash Flows    (continued)

Year Ended December 31, 2019

	Year Ended December 31,
	2019	2018

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY TO THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES:
Cash	$522,294	$502,832
Cash pledged:
Collateral — OTC derivatives	7,020,000	—
Futures contracts	6,538,820	4,198,820
Centrally cleared swaps	2,667,000	4,520,000
Foreign currency at value	3,487,299	12,182,129

	$20,235,413	$21,403,781

See notes to consolidated financial statements.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio

	Institutional

	Year Ended December 31,				Period from 10/01/16 to 12/31/16 (a)	Year Ended September 30,
	2019 (a)	2018 (a)	2017 (a)			2016 (a)	2015

Net asset value, beginning of period	$10.23	$10.71	$10.62		$10.89	$10.58	$10.94
Net investment income (b)	0.22	0.28	0.24		0.06	0.11	0.11
Net realized and unrealized gain (loss)	0.62	(0.48)	0.09		(0.32)	0.51	(0.34)
Net increase (decrease) from investment operations	0.84	(0.20)	0.33		(0.26)	0.62	(0.23)

Distributions (c)
From net investment income	(0.25)	(0.25)	(0.24)		—	(0.20)	(0.13)
From return of capital	—	(0.03)	(0.00	)(d)	(0.01)	(0.11)	—
Total distributions	(0.25)	(0.28)	(0.24)		(0.01)	(0.31)	(0.13)

Net asset value, end of period	$10.82	$10.23	$10.71		$10.62	$10.89	$10.58

Total Return (e)
Based on net asset value	8.26%	(1.88)%	3.09%		(2.35)%(f)	5.97%	(2.16)%

Ratios to Average Net Assets
Total expenses	0.80%	0.63%	0.56%		0.61%(g)	0.60%	0.62%(h)
Total expenses after fees waived and/or reimbursed and paid indirectly	0.65%	0.50%	0.40%		0.40%(g)	0.48%	0.47%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.34%	0.34%	0.35%		0.36%(g)	0.42%	0.44%
Net investment income	2.12%	2.67%	2.26%		2.06%(g)	0.99%	0.99%

Supplemental Data
Net assets, end of period (000)	$1,343,773	$1,434,877	$1,554,098		$1,485,583	$1,584,439	$1,758,366
Portfolio turnover rate (i)	252%	176%	76%		7%	45%	61%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the expense ratio would have been 0.61%.

(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,			Period from 10/01/16 to 12/31/16	Year Ended September 30,
	2019	2018	2017		2016	2015
Portfolio turnover rate (excluding MDRs)	220%	172%	—%	—%	—%	—%

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio

	Service

	Year Ended December 31,				Period from 10/01/16 to 12/31/16 (a)	Year Ended September 30,
	2019 (a)	2018 (a)	2017 (a)			2016 (a)	2015

Net asset value, beginning of period	$10.10	$10.57	$10.50		$10.77	$10.49	$10.88
Net investment income (loss) (b)	0.19	0.25	0.20		0.05	0.08	(0.01)
Net realized and unrealized gain (loss)	0.61	(0.46)	0.09		(0.31)	0.50	(0.26)
Net increase (decrease) from investment operations	0.80	(0.21)	0.29		(0.26)	0.58	(0.27)

Distributions (c)
From net investment income	(0.23)	(0.23)	(0.22)		—	(0.19)	(0.12)
From return of capital	—	(0.03)	(0.00	)(d)	(0.01)	(0.11)	—
Total distributions	(0.23)	(0.26)	(0.22)		(0.01)	(0.30)	(0.12)

Net asset value, end of period	$10.67	$10.10	$10.57		$10.50	$10.77	$10.49

Total Return (e)
Based on net asset value	7.97%	(2.03)%	2.74%		(2.38)%(f)	5.66%	(2.47)%

Ratios to Average Net Assets
Total expenses (g)	1.05%	0.95%	0.82%		0.86%(h)	0.86%	0.93%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.90%	0.75%	0.65%		0.66%(h)	0.78%	0.78%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.59%	0.59%	0.60%		0.62%(h)	0.71%	0.75%
Net investment income (loss)	1.79%	2.46%	1.94%		1.80%(h)	0.73%	(0.08)%

Supplemental Data
Net assets, end of period (000)	$13,584	$21,040	$28,986		$41,422	$44,565	$41,926
Portfolio turnover rate (i)	252%	176%	76%		7%	45%	61%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended December 31,			Period from 10/01/16 to 12/31/16	Year Ended September 30,
	2019	2018	2017		2016	2015
Expense ratios	N/A	N/A	N/A	N/A	0.86%	0.91%

(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,			Period from 10/01/16 to 12/31/16	Year Ended September 30,
	2019	2018	2017		2016	2015
Portfolio turnover rate (excluding MDRs)	220%	172%	—%	—%	—%	—%

See notes to consolidated financial statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio

	Investor A
	Year Ended December 31,				Period from 10/01/16 to 12/31/16 (a)	Year Ended September 30,
	2019 (a)	2018 (a)	2017 (a)			2016 (a)	2015

Net asset value, beginning of period	$9.99	$10.46	$10.39		$10.65	$10.38	$10.77
Net investment income (loss) (b)	0.20	0.25	0.21		0.05	0.05	(0.02)
Net realized and unrealized gain (loss)	0.59	(0.46)	0.07		(0.30)	0.52	(0.25)
Net increase (decrease) from investment operations	0.79	(0.21)	0.28		(0.25)	0.57	(0.27)

Distributions (c)
From net investment income	(0.23)	(0.23)	(0.21)		—	(0.21)	(0.12)
From return of capital	—	(0.03)	(0.00	)(d)	(0.01)	(0.09)	—
Total distributions	(0.23)	(0.26)	(0.21)		(0.01)	(0.30)	(0.12)

Net asset value, end of period	$10.55	$9.99	$10.46		$10.39	$10.65	$10.38

Total Return (e)
Based on net asset value	7.94%	(2.08)%	2.75%		(2.32)%(f)	5.59%	(2.49)%

Ratios to Average Net Assets
Total expenses	1.27%	1.13%	0.95%		1.02%(g)	0.96%	0.97% (h)
Total expenses after fees waived and/or reimbursed and paid indirectly	0.90%	0.75%	0.65%		0.66%(g)	0.83%	0.79%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.59%	0.59%	0.60%		0.62%(g)	0.76%	0.76%
Net investment income (loss)	1.89%	2.42%	1.98%		1.80%(g)	0.45%	(0.14)%

Supplemental Data
Net assets, end of period (000)	$359,449	$248,530	$301,045		$352,596	$358,182	$476,282
Portfolio turnover rate (i)	252%	176%	76%		7%	45%	61%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the expense ratio would have been 0.95%.

(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,			Period from 10/01/16 to 12/31/16	Year Ended September 30,
	2019	2018	2017		2016	2015

Portfolio turnover rate (excluding MDRs)	220%	172%	—%	—%	—%	—%

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio

	Investor C

	Year Ended December 31,				Period from 10/01/16 to 12/31/16 (a)	Year Ended September 30,
	2019 (a)	2018 (a)	2017 (a)			2016 (a)	2015

Net asset value, beginning of period	$9.66	$10.13	$10.09		$10.36	$10.16	$10.62
Net investment income (loss) (b)	0.10	0.17	0.13		0.03	(0.02)	(0.09)
Net realized and unrealized gain (loss)	0.59	(0.44)	0.07		(0.29)	0.50	(0.25)
Net increase (decrease) from investment operations	0.69	(0.27)	0.20		(0.26)	0.48	(0.34)

Distributions (c)
From net investment income	(0.18)	(0.18)	(0.16)		—	(0.20)	(0.12)
From return of capital	—	(0.02)	(0.00	)(d)	(0.01)	(0.08)	—
Total distributions	(0.18)	(0.20)	(0.16)		(0.01)	(0.28)	(0.12)

Net asset value, end of period	$10.17	$9.66	$10.13		$10.09	$10.36	$10.16

Total Return (e)
Based on net asset value	7.17%	(2.75)%	1.97%		(2.51)%(f)	4.83%	(3.22)%

Ratios to Average Net Assets
Total expenses	1.83%	1.63%	1.58%		1.61%(g)(h)	1.60%	1.65% (h)
Total expenses after fees waived and/or reimbursed and paid indirectly	1.65%	1.50%	1.40%		1.41%(g)	1.53%	1.51%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.34%	1.34%	1.35%		1.37%(g)	1.47%	1.48%
Net investment income (loss)	1.04%	1.68%	1.25%		1.06%(g)	(0.15)%	(0.86)%

Supplemental Data
Net assets, end of period (000)	$62,226	$99,108	$138,050		$183,525	$197,741	$243,707
Portfolio turnover rate (i)	252%	176%	76%		7%	45%	61%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,			Period from 10/01/16 to 12/31/16	Year Ended September 30,
	2019	2018	2017		2016	2015
Portfolio turnover rate (excluding MDRs)	220%	172%	—%	—%	—%	—%

See notes to consolidated financial statements.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio

	Class K
	Year Ended December 31,				Period from 10/01/16 to 12/31/16 (a)	Year Ended September 30,
	2019 (a)	2018 (a)	2017 (a)			2016 (a)	2015

Net asset value, beginning of period	$10.07	$10.54	$10.45		$10.71	$10.41	$10.75
Net investment income (b)	0.22	0.28	0.24		0.06	0.14	0.05
Net realized and unrealized gain (loss)	0.61	(0.47)	0.08		(0.31)	0.47	(0.26)
Net increase (decrease) from investment operations	0.83	(0.19)	0.32		(0.25)	0.61	(0.21)

Distributions (c)
From net investment income	(0.25)	(0.25)	(0.23)		—	(0.19)	(0.13)
From return of capital	—	(0.03)	(0.00	)(d)	(0.01)	(0.12)	—
Total distributions	(0.25)	(0.28)	(0.23)		(0.01)	(0.31)	(0.13)

Net asset value, end of period	$10.65	$10.07	$10.54		$10.45	$10.71	$10.41

Total Return (e)
Based on net asset value	8.28%	(1.81)%	3.14%		(2.29)%(f)	5.98%	(2.01)%

Ratios to Average Net Assets
Total expenses	0.65%	0.53%	0.43%		0.46%(g)	0.47%	0.52% (h)
Total expenses after fees waived and/or reimbursed and paid indirectly	0.60%	0.45%	0.35%		0.34%(g)	0.39%	0.35%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.29%	0.29%	0.30%		0.30%(g)	0.32%	0.32%
Net investment income	2.14%	2.70%	2.29%		2.14%(g)	1.29%	0.47%

Supplemental Data
Net assets, end of period (000)	$340,162	$315,003	$498,248		$405,439	$353,536	$363,660
Portfolio turnover rate (i)	252%	176%	76%		7%	45%	61%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,			Period from 10/01/16 to 12/31/16	Year Ended September 30,
	2019	2018	2017		2016	2015
Portfolio turnover rate (excluding MDRs)	220%	172%	—%	—%	—%	—%

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	27

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock Funds V (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Inflation Protected Bond Portfolio (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service and Class K Shares	No	No	None
Investor A Shares	Yes	No(a)	None
To Investor A Shares after
Investor C Shares	No	Yes(b)	approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisor, LLC (“Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of Cayman Inflation Protected Bond Portfolio, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $7,317,532, which is 0.4% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”) effective January 1, 2019, the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Consolidated Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	29

Notes to Consolidated Financial Statements  (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for consolidated financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Consolidated Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Consolidated Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $302,554,679 and 2.22%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/ Received	Net Amount
Bank of America Securities, Inc.	$(112,623,287)	$112,623,287		$—	$—
J.P. Morgan Securities LLC	(328,401,764)	328,401,764		—	—
Nomura Securities International, Inc.	(103,545,185)	103,545,185		—	—

	$(544,570,236)	$544,570,236		$—	$—

(a)

Collateral with a value of $545,181,189 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	31

Notes to Consolidated Financial Statements  (continued)

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Consolidated Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statement of Assets and Liabilities.

•

Swaptions - The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate and inflation rate caps and floors — Interest rate and inflation rate caps and floors are entered into to gain or reduce exposure to interest rates and/or inflation rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate or inflation indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate or inflation indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that the Fund

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements   (continued)

would be required to make under an interest rate or inflation rate cap would be the notional amount times the percentage increase in interest rates or inflation rates determined by the difference between the interest rate or inflation index current value and the value at the time the cap was entered into.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker a variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	33

Notes to Consolidated Financial Statements   (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.250%
$1 Billion - $3 Billion	0.240
$3 Billion - $5 Billion	0.230
$5 Billion - $10 Billion	0.220
Greater than $10 Billion	0.210

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fees	Distribution Fees
Service	0.25%	—%
Investor A	0.25	—
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service and Distribution Fees
Service	$45,429
Investor A	693,443
Investor C	812,343
$1,551,215

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Consolidated Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400
$1 Billion - $2 Billion	0.0375
$2 Billion - $4 Billion	0.0350
$4 Billion - $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements   (continued)

For the year ended December 31, 2019, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	$280,405
Service	3,634
Investor A	55,471
Investor C	16,245
Class K	62,854
$418,609

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2019, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	$24,608
Service	28
Investor A	509
$25,145

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	$5,010
Service	54
Investor A	9,455
Investor C	4,544
Class K	904
$19,967

For the year ended December 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	$2,159,300
Service	28,465
Investor A	1,042,689
Investor C	148,611
Class K	23,599
$3,402,664

Other Fees: For the year ended December 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $4,417.

For the year ended December 31, 2019, affiliates received CDSCs as follows:

Investor A	$957
Investor C	6,272

Expense Limitations, Waivers, Reimbursements and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2019, the amount waived was $5,055.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	35

Notes to Consolidated Financial Statements   (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.34%
Service	0.59
Investor A	0.59
Investor C	1.34
Class K	0.29

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, the Manager waived and/or reimbursed $471,737, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Consolidated Statement of Operations. For the year ended December 31, 2019, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived
Institutional	$ 280,405
Service	3,634
Investor A	55,471
Investor C	16,245
Class K	62,854
$ 418,609

Transfer Agent Fees Waived and/or Reimbursed
Institutional	$ 1,459,449
Service	19,369
Investor A	904,338
Investor C	108,188
Class K	23,599
$ 2,514,943

With respect to the contractual expense limitations, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses was terminated.

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 1, 2019:

Expired December 1, 2019
Fund Level	$2,210,035
Institutional	4,605,609
Service	96,929
Investor A	2,581,896
Investor C	427,401
Class K	335,762

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements   (continued)

outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$3,199,833
Sales	—
Net Realized Gain (Loss)	—

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$1,796,640,970	$1,728,838,825
U.S. Government Securities	4,773,745,368	4,424,717,478

For the year ended December 31, 2019, purchases and sales related to mortgage dollar rolls were as follows:

Purchases and Sales — MDRs
Purchases	$762,806,518
Sales	762,890,139

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to the investment in a wholly owned subsidiary were reclassified to the following accounts:

Paid-in capital	$(1,565,292)
Accumulated earnings	1,565,292

The tax character of distributions paid was as follows:

	12/31/19	12/31/18
Ordinary income	$48,068,398	$55,493,557
Return of Capital	—	6,118,234

	$48,068,398	$61,611,791

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$1,707,346
Non-expiring capital loss carryforwards (a)	(54,284,511)
Net unrealized gains (b)	79,035,861

$26,458,696

(a)	Amount available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the amortization of premiums for inflation rate caps, and the accounting for swap agreements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	37

Notes to Consolidated Financial Statements  (continued)

During the year ended December 31, 2019, the Fund utilized $4,818,646 of its capital loss carryforwards.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$ 2,707,634,662

Gross unrealized appreciation	$ 87,764,252
Gross unrealized depreciation	(8,782,927)

Net unrealized appreciation	$ 78,981,325

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Fund did not borrow under the credit agreement.

10. PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Institutional
Shares sold	31,767,802	$336,314,212	45,913,520	$480,838,720
Shares issued in reinvestment of distributions	3,034,871	32,197,672	3,795,676	39,767,793
Shares redeemed	(50,855,827)	(539,053,286)	(54,624,456)	(569,618,249)

Net decrease	(16,053,154)	$(170,541,402)	(4,915,260)	$(49,011,736)

Service
Shares sold	676,899	$7,019,566	1,377,089	$14,271,702
Shares issued in reinvestment of distributions	40,242	420,988	63,504	657,485
Shares redeemed	(1,527,640)	(15,971,118)	(2,098,659)	(21,645,350)

Net decrease	(810,499)	$(8,530,564)	(658,066)	$(6,716,163)

Investor A
Shares sold and automatic conversion of shares	22,292,720	$231,697,093	8,184,850	$83,348,831
Shares issued in reinvestment of distributions	528,672	5,472,523	651,676	6,672,476
Shares redeemed	(13,640,484)	(141,466,797)	(12,741,784)	(129,804,117)

Net increase (decrease)	9,180,908	$95,702,819	(3,905,258)	$(39,782,810)

Investor C
Shares sold	599,729	$6,016,104	1,261,239	$12,473,950
Shares issued in reinvestment of distributions	140,875	1,407,254	223,839	2,221,444
Shares redeemed and automatic conversion of shares	(4,882,582)	(48,848,931)	(4,846,858)	(47,604,471)

Net decrease	(4,141,978)	$(41,425,573)	(3,361,780)	$(32,909,077)

Class K
Shares sold	14,063,947	$147,010,945	18,702,241	$192,961,493
Shares issued in reinvestment of distributions	704,435	7,357,584	978,084	10,095,190
Shares redeemed	(14,115,700)	(146,752,519)	(35,684,176)	(369,145,666)

Net increase (decrease)	652,682	$7,616,010	(16,003,851)	$(166,088,983)

Total Net Decrease	(11,172,041)	$(117,178,710)	(28,844,215)	$(294,508,769)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	39

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Inflation Protected Bond Portfolio and the Board of Trustees of BlackRock Funds V:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Inflation Protected Bond Portfolio of BlackRock Funds V (the “Fund”), including the consolidated schedule of investments, as of December 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended, the period from October 1, 2016 through December 31, 2016, and each of the two years in the period ended September 30, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the period from October 1, 2016 through December 31, 2016, and each of the two years in the period ended September 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights whether due to error or fraud and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

During the fiscal year ended December 31, 2019, the following information is provided with respect to the ordinary income distribution paid by the Fund:

	Months Paid
Interest-Related Dividends for Non-U.S. Residents (a)	January – December 2019	88.27%
Federal Obligation Interest (b)	January – December 2019	86.18

(a)	Represents the portion of the taxable ordinary distributions eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(b)	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

IMPORTANT TAX INFORMATION	41

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock Funds V, on behalf of BlackRock Inflation Protected Bond Portfolio, met on November 14-15, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”). The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable. There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	87 RICs consisting of 111 Portfolios	None
Henry Gabbay 1947	Trustee (Since 2007)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	86 RICs consisting of 110 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Trustee (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	43

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Catherine A. Lynch (d) 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Trustees (a)(e)
Robert Fairbairn 1965	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 4, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust.

Effective September 5, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust.

Effective February 19, 2020, Henry Gabbay resigned as a Trustee of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	45

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Form N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	47

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
USD	United States Dollar

Portfolio Abbreviations

BA	Canadian Bankers Acceptances
CIBOR	Copenhagen Interbank Offered Rate
CORRA	Canadian Overnight Repo Rate
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
NIBOR	Norwegian Interbank Offered Rate
S&P	Standard & Poor’s
STIBOR	Stockholm Interbank Offered Rate
TBA	To-be-announced
USCPI	U.S. Consumer Price Index

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

IPB-12/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal	Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current	Previous	Current	Previous	Current	Previous	Current	Previous

	Fiscal Year End	Fiscal Year End	Fiscal Year End	Fiscal Year End	Fiscal Year End	Fiscal Year End	Fiscal Year End	Fiscal Year End
BlackRock Inflation Protected Bond Portfolio	$29,784	$29,784	$38	$0	$21,200	$21,200	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Inflation Protected Bond Portfolio	$21,238	$21,200

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit	Committee of Listed Registrants – Not Applicable

Item 6 –	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –     The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds V

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: March 6, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds V

Date: March 6, 2020